UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2005

Savient Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a)      As previously announced, in connection with the Company's announcement of its financial results for the quarter ended June 30, 2005, the Company determined that it had made an error in recording its reserve for product returns in the first quarter of 2005. At that time, the Company determined its reserves for product returns based, in part, on notifications received from customers advising the Company, through its third-party fulfillment center, of their intent to return product. The Company subsequently determined that certain of those reported returns were in error in that actual units of product returned were significantly less than the amounts originally expected to be returned. The Company also has determined that in recording its reserves for product returns and inventory it had failed to properly evaluate this data and the resulting impact on such reserves.

     On October 20, 2005, as a result of the Company’s review and investigation of the facts and circumstances that contributed to this error, the Audit Committee of the Company's Board of Directors concluded, in consultation with and upon the recommendation of the Company's management, that investors should not rely upon the financial statements in the Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 2003 and 2002. The Company's Audit Committee and management have discussed these matters with the Company's independent registered public accounting firm.

     The Company previously disclosed that the Audit Committee of the Company’s Board of Directors concluded, in consultation with and upon the recommendation of the Company’s management, that investors should not rely upon the financial statements in the Company’s Current Report on Form 8-K dated July 22, 2005, Quarterly Report on Form 10-Q for the three months ended March 31, 2005 and Annual Report on Form 10-K for the fiscal year ended December 31, 2004, nor on management's assertions on internal controls in such Quarterly and Annual Reports.

     The Company is in the process of preparing restated financial statements for the fiscal years ended December 31, 2002, 2003 and 2004, and the quarter ended March 31, 2005, as well as its Quarterly Report on Form 10-Q for the three months ended June 30, 2005. It will then need to allow adequate time for its independent auditors to review such financial statements and periodic reports prior to their filing with the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2005	SAVIENT PHARMACEUTICALS, INC.

	By:	/s/ Philip K. Yachmetz

Philip K. Yachmetz Senior Vice President – Corporate Strategy, General Counsel and Secretary